UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia 001-11312 58-0869052
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification Number)

3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 407-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CUZ	New York Stock Exchange	("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-12 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Credit Facility

On April 1, 2026, Cousins Properties Incorporated and its operating partnership, Cousins Properties LP, entered into a Sixth Amended and Restated Credit Agreement (the "New Facility") under which the Company may borrow up to $1.2 billion if certain conditions are satisfied. The New Facility recasts the Company's existing senior unsecured revolving line of credit, dated May 2, 2022 by extending the maturity date from April 30, 2027, to April 1, 2031. Proceeds from the New Facility are intended to be utilized to repay outstanding debt, for acquisitions, development, or renovation of real estate properties, as working capital in the ordinary course of business, and for other general corporate purposes.

The New Facility is co-led by JP Morgan Chase Bank, N.A. ("JPMorgan"), BofA Securities, Inc., Truist Securities, Inc. and PNC Capital Markets LLC as Joint Lead Arrangers and Joint Bookrunners. JPMorgan serves as Syndication Agent. Bank of America, N.A. serves as Administrative Agent. Truist Bank, PNC Bank, National Association, Morgan Stanley Bank, N.A., U.S. Bank National Association, Wells Fargo Bank, National Association, and TD Bank, National Association, serve as Documentation Agents.

The New Facility contains certain financial covenants that require, among other things, the maintenance of a consolidated unencumbered interest coverage ratio of at least 1.75x; a consolidated fixed charge coverage ratio of at least 1.5x; an unsecured leverage ratio of no more than 60%; a secured leverage ratio of no more than 50%; and an overall consolidated leverage ratio of no more than 60%.

The interest rate applicable to the New Facility may, at the election of the Company, be based on either (1) the Daily or Term Secured Overnight Financing Rate ("SOFR"), or (2) the greater of Bank of America's prime rate, the federal funds rate plus 0.50%, Term SOFR plus 1.00%, and 1.00% . The Company also pays an annual facility fee on the total commitments under the New Facility.

The applicable spread and facility fees under the New Facility will be determined by the Company’s debt rating as shown below:

Pricing Level	S&P / Moody's Rating	Term SOFR Rate Loans or Daily SOFR Rate Loans; Letter of Credit Fee	Applicable % for Base Rate Loans	Facility Fee
1	A- / A3	0.675%	0.00%	0.125%
2	BBB+ / Baal	0.725%	0.00%	0.150%
3	BBB / Baa2	0.800%	0.00%	0.200%
4	BBB- / Baa3	1.000%	0.00%	0.250%
5	< BBB- / Baa3 or unrated	1.350%	0.350%	0.300%

The New Facility contains customary representations and warranties and affirmative and negative covenants, as well as customary events of default. The amounts outstanding under the New Facility may be accelerated upon the occurrence of any events of default.

The agents and lenders, together with their affiliates, are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing, and brokerage activities. Certain of the agents and lenders and/or their affiliates have, from time to time, performed, or may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain of the agents and lenders and/or their affiliates are also tenants or joint venture partners of the Company.

Term Loans

On April 1, 2026, the Company amended its Delayed Draw Term Loan Agreement, dated October 3, 2022 (the “Second Amendment”), and its Amended and Restated Term Loan Agreement, dated as of June 28, 2021 (the “Fourth Amendment”). The Second Amendment recasts the Delayed Draw Term Loan Agreement to add two additional six-month maturity date extensions, with a final maturity on March 3, 2028, and the Fourth Amendment recasts the Amended and Restated Term Loan Agreement to include two additional six-month extensions, with a final maturity on August 15, 2027.

Additionally, each of the Second Amendment and the Fourth Amendment amend the Delayed Draw Term Loan Agreement and the Amended and Restated Term Loan Agreement, respectively, to use an increase or decrease to the Company’s debt rating as the basis for determining the applicable interest rate as set forth below:

Delayed Draw Term Loan Agreement
Pricing Level	S&P / Moody’s Rating	Term SOFR Rate Loans and Daily SOFR Rate Loans	Base Rate Loans	Ticking Fee
1	A- / A3	0.750%	0.00%	0.125%
2	BBB+ / Baa1	0.800%	0.00%	0.150%
3	BBB / Baa2	0.900%	0.00%	0.200%
4	BBB- / Baa3	1.150%	0.150%	0.250%
5	< BBB- / Baa3 or unrated	1.550%	0.550%	0.300%

Amended and Restated Term Loan Agreement
Pricing Level	S&P / Moody’s Rating	Term SOFR Rate Loans or Daily SOFR Rate Loans	Base Rate Loans
1	> A- / A3	0.75%	0.00%
2	BBB+ / Baa1	0.80%	0.00%
3	BBB / Baa2	0.90%	0.00%
4	BBB- / Baa3	1.15%	0.15%
5	< BBB- / Baa3 or unrated	1.55%	0.55%

The New Facility, Second Amendment and Fourth Amendment each further provide that if the Company’s leverage ratio is (i) less than or equal to 32% and the Company’s debt ratings from S&P and Moody’s are BBB+ / Baa1, respectively, then Pricing Level 1 shall apply, (ii) less than or equal to 35% and the Company’s debt ratings from S&P and Moody’s are BBB / Baa2, respectively, then Pricing Level 2 shall apply and (iii) less than or equal to 35% and the Company’s debt ratings from S&P and Moody’s are BBB- / Baa3, respectively, then Pricing Level 3 shall apply.

Copies of the Sixth Amended and Restated Credit Agreement, the Second Amendment and the Fourth Amendment are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended and Restated Credit Agreement, the Second Amendment and the Fourth Amendment, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Exhibits

Exhibit Number Exhibit Description

10.1
Sixth Amended and Restated Credit Agreement, dated as of April 1, 2026, by and among Cousins Properties Incorporated, as the Parent, Cousins Properties LP, as the Borrower, JPMorgan Chase Bank, N.A., as Syndication Agent and an L/C issuer, Bank of America, N.A., as Administrative Agent and an L/C Issuer, Truist Bank, as an L/C Issuer, PNC Bank, National Association, as an L/C Issuer, Truist Bank, PNC Bank, National Association, Morgan Stanley Senior Funding, Inc., U.S. Bank National Association, Wells Fargo Bank, National Association, and TD Bank, National Association, as Documentation Agents, and the lenders party thereto, J.P. Morgan Chase Bank, N.A., BofA Securities, Inc., Truist Securities, Inc., and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Bookrunners.*

10.2
Second Amendment to Delayed Draw Term Loan Agreement, dated as of April 1, 2026, by and among Cousins Properties LP, as Borrower, Cousins Properties Incorporated, as Parent, and each lender party thereto, and Bank of America, N.A., as Administrative Agent.*

10.3
Fourth Amendment to Amended and Restated Term Loan Agreement, dated as of April 1, 2026, by and among Cousins Properties LP, as Borrower, Cousins Properties Incorporated, as Parent, and each lender party thereto, and Bank of America, N.A., as Administrative Agent.*

104	Cover page Interactive data file (embedded with in the inline XBRL document)

*Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC or its staff.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Executive Vice President, General Counsel, and Corporate Secretary